JENNISON SMALL COMPANY FUND, INC.

Supplement dated February 13, 2009 to the Prospectus dated December 1, 2008

This supplement amends the Fund’s Prospectus as follows:

The table captioned “Principal & Non-Principal Strategies: Investment Limits” on page 21 is revised to amend the entry for real estate investment trust (“REITs”) to remove the reference to “usually less than 5%” while retaining the reference to “percentage varies.” As revised, the complete table reads as follows (unless otherwise stated, the stated percentage is a percentage of total assets):

Principal & Non-Principal Strategies: Investment Limits

•     Equity & equity-related securities of small companies: at least 80% of investable assets

•     Common stocks of larger companies: up to 20%

•     Securities of Real Estate Investment Trusts (REITs): percentage varies

•     Money market instruments: up to 20% normally; up to 100% on a temporary basis

•     Foreign securities: up to 35%

•     Derivatives: up to 25% of net assets

•     Short Sales: up to 25% of net assets (short sales "against the box" are not subject to this limit)

•     Illiquid Securities: up to 15% of net assets

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